PLAN OF REORGANIZATION AND STOCK PURCHASE AGREEMENT


         This Plan of Reorganization and Stock Purchase Agreement (the "Agreement") is made and entered into as of the 1st day of July 2006 by and between Glas-Aire Industries Group, Ltd., a Nevada corporation ("GLAR"), Craig Grossman, an individual and current Chief Executive Officer of GLAR ("CG" or the "Consultant"), and Pacific Environmental Sampling, Inc., dba Environmental Sampling Professionals (the "Buyer" or "Company"), a California corporation, with respect to the following facts:


                                 R E C I T A L S

         A. GLAR is a publicly traded company with insignificant assets and liabilities, and no active business.

         B. The Buyer is a federally registered and regulated franchisor of environmental sampling companies which operate throughout North America, and is engaged in the business of providing limited mold and allergen survey services for single family and multi-tenant residential and commercial buildings (the "Business").

         C. The Buyer recently entered into two Letters of Intent (the "LOIs") to effect a reverse merger with GLAR. At the closing (the "Closing") of the transaction contemplated by this Agreement (the "Transaction"), the Company will become a wholly-owned subsidiary of GLAR, the shareholders of the Company will thereafter become the majority shareholders of GLAR, and CG will commence a one year consulting agreement with the Company. After the closing, GLAR will change its name to Environmental Sampling Professionals, Inc., and will apply for a new trading symbol and CUSIP number.

         D. The Buyer or its designees desire to acquire from GLAR and GLAR desires to sell to the Company or its designees 14,625,000 shares of common stock ("Common Stock") of GLAR in exchange for the Company's assumption of certain liabilities of GLAR, 100% of the outstanding capital stock of the Company, and certain covenants of the parties, in accordance with the terms and conditions of this Agreement.

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties to this Agreement, and in light of the above recitals to this Agreement, the parties to this Agreement hereby agree as follows:

1.       SALE AND PURCHASE

         1.1 SALE AND PURCHASE OF STOCK. In consideration for the Purchase Price (as defined in Section 1.3 of this Agreement) and the other covenants of the Buyer in this Agreement, GLAR hereby agrees to convey to the Buyer or its

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designees  14,625,000  shares of its  capital  stock (the  "GLAR  Stock") on the
Closing Date (as defined in Section 4.1 of this Agreement).

         1.2 PRE-CLOSING COVENANTS. Prior to the Closing of the Transaction, GLAR covenants with shareholder approval to effect a one for 3.75 reverse split of its outstanding Common Stock, so that at the Closing, GLAR will have 1,568,463 shares of its Common Stock outstanding. These shares will include 106,700 shares in the name of Henry Schlueter, Esq. and 25,000 shares in the name of Mark J. Richardson, Esq. From the date of this Agreement first above written until the Closing, GLAR will not issue any common or preferred stock (except as contemplated in Section 1.3 of this Agreement) or any other of its securities without the express prior written consent of the Buyer. Furthermore, GLAR and CG covenant to (i) cancel or cause to be cancelled all outstanding stock options and warrants to purchase any securities of GLAR so that by the Closing, no such stock options or warrants are outstanding, (ii) cause to have vacated and completely discharged the Order Appointing David B. Stocker As Custodian of Glas-Aire Industries Group, Ltd., pursuant to NRS 78.347, dated July 17, 2006, and to pay all costs in connection therewith, so that CG reasserts complete control of GLAR, and (iii) to have all debts of GLAR discharged or settled in full, other than the debt specifically being assumed by the Company under Section 1.3(2) of this Agreement and those costs referenced in
Section 1.3(4) of this Agreement. To the extent that any liabilities of GLAR or any of its subsidiaries are owed to CG or CG owns any outstanding options or warrants of GLAR or any of its subsidiaries immediately prior to the Closing, CG hereby agrees that on the Closing, all such liabilities are immediately automatically fully and forever discharged and cancelled, and all such warrants and options are automatically cancelled and terminated. Each party will bear its own expenses in connection with the Transaction contemplated hereby, including without limitation, legal and accounting fees.

         1.3 PURCHASE PRICE. In consideration for the GLAR stock conveyed to the Buyer or its designees on the Closing Date (as defined in Section 4.1 of this Agreement), the Buyer will provide to GLAR the following consideration (the "Purchase Price") on or before the Closing: (1) the Company will cause 100% of the shares of the Company's Common Stock (the "ESP Stock") to be conveyed to GLAR, so that the Company becomes a wholly-owned subsidiary of GLAR on the Closing, (2) assumption of the debt owed by GLAR to HSBC bank in the outstanding amount of approximately CND $85,000 (Canadian dollars) as of May 1, 2006, (3) enter into the consulting agreement with CG referenced in Section 2 of this Agreement, and (4) pay the costs of bringing GLAR current on its reporting obligations to the United States Securities and Exchange Commission after the Closing. In the event the Buyer elects to make payments to HSBC prior to the Closing, GLAR will issue a secured promissory note to the Company in the principal amount of the payments by the Company to HSBC, secured by a perfected security interest in 100 shares (the "Shares") of newly issued Series A Preferred Stock of GLAR having voting power over, and convertible into, 90% of the total issued and outstanding capital stock of GLAR at the time of its issuance and at the time of a foreclosure on the Series A Preferred Stock, if a foreclosure occurs. The certificates evidencing the shares of Series A Preferred Stock will be issued in the name of the Company with executed stock powers to accommodate a return of those shares to GLAR's treasury when and if the promissory note is paid in full or the Transaction Closes, as contemplated by this Agreement, provided one of those events occurs before a default under the promissory note occurs. The certificates will be held in trust (the "Trust

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Account") by Mark J. Richardson, Esq. The Series A Preferred Stock will not have voting rights, nor will the Trust Account holder or any other party have any dispositive or economic rights with respect to the Series A Preferred Stock while it is held in the Trust Account. The promissory note will be noninterest bearing and will have a maturity date of December 31, 2006, at which time it will be deemed to be in default unless it has either been repaid in full or the Transaction Closes as contemplated by the parties. In the event of a foreclosure because of a default on the promissory note, the 100 shares of Series A Preferred Stock will be released from the Trust Account to the Company, at which time the Company will have full ownership, voting, economic and dispositive rights with respect to the stock. Notwithstanding anything else herein to the contrary, the Company is not obligated to Close the Transaction if it has other rights hereunder to terminate for any reason or to seek remedies for any other breach of this Agreement by GLAR or CG, which rights and remedies will not be affected or modified by a default on the promissory note by GLAR. Unless registered under the Securities Act of 1933, as amended, prior to issuance, the GLAR Stock, the ESP Stock, and the Shares will bear the following legend:

          "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

2.       CONSULTING AGREEMENT.

         On the Closing Date, the Company and CG will enter into a consulting agreement (the "Consulting Agreement") pursuant to which the Company will hire CG as a consultant for a twelve month term for an annual total consulting fee of $72,000. The Consulting Agreement will provide that CG's responsibilities will include the following: CG will utilize his best efforts during the consulting period to (a) establish and supervise the operation of the Company's branch offices in the State of Washington, and (b) refer purchasers of the Company's franchises to the Company for the sale of franchises in all territories where the Company is legally permitted to sell franchises. The Buyer agrees to: (1) cause GLAR to issue to CG 500,000 warrants to purchase 500,000 shares of GLAR's Common Stock, exercisable for a period of five years at an exercise price of $0.75 per share, subject to customary adjustments for stock splits, stock dividends and similar transactions after Closing; (2) pay CG a consulting fee of $6,000 per month for a period of 12 months (the "Consulting Period") after the Closing for the consulting services provided; (3) provide health insurance to CG during the Consulting Period that is comparable to the health insurance policy made available to officers of the Company; (d) pay CG a referral fee equal to 8% of all initial franchise fees paid to the Company in cash that CG sells during the Consulting Period, provided CG complies with standard procedures outlined by management of the Company for all marketing officers; and (e) give to CG an option to purchase the branch offices established by CG during the Consulting Period in one county of his choice in the State of Washington as selected by him anytime within the term of the Consulting Agreement or within 30 days after the end of the Consulting Period at the price in effect when the Consulting Agreement commenced. Further details of this arrangement will be specified in

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the final Consulting  Agreement.  The branch will operate in accordance with the
Buyer's standard branch agreement.

3.       CG COVENANTS RELATING TO STOCK.

         CG agrees for his own account and covenants to cause ALC Holdings, LLC and Linda Kwan (collectively with CG, the "GLAR Insiders") to agree not to sell or otherwise transfer, convey, assign or hypothecate any of their stock in GLAR for a period of 90 days after the Closing, and thereafter, for an additional eight months after the end of the initial 90 day lock-up period, to give the Buyer a right of first refusal, exercisable for one full business day after the Buyer receives written notice from the GLAR Insider of its proposal to sell stock, to purchase all or any portion of the stock that the GLAR Insiders propose to sell. If within said one business day the Buyer indicates in writing to the GLAR Insider that it has elected to purchase the stock offered for sale, then the Buyer will have seven business days thereafter to close the purchase by paying cash consideration equal to the closing bid price quoted for GLAR stock on the public trading exchange on which it is then trading, as quoted on the date of the delivery of written notice by the Buyer to the selling GLAR Insider of its election to purchase the stock. Finally, CG agrees for his own account and covenants to cause the other GLAR Insiders to agree that during the above referenced eight month right of first refusal period, the GLAR Insiders will not offer to sell more than 4% of their stock holdings in GLAR an any one calendar month.

4.       CLOSING AND FURTHER ACTS.

         4.1 TIME AND PLACE OF CLOSING. Upon satisfaction or waiver of the conditions set forth in Section 7 of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") will take place at 1701 N. Palm Canyon Drive, Suite 100, Palm Springs, California 92262 at 11:00 a.m. (local time) on the date that the parties may mutually agree in writing (the "Closing Date").

         4.2 ACTIONS AT CLOSING. At the Closing, the following actions will take place:

                  (a) Buyer will pay to GLAR the Purchase  Price as described in
         Section 1.3 of this Agreement by delivery of (i) stock certificates evidencing the ESP Stock, and (ii) the Consulting Agreement referenced in Section 2 of this Agreement, executed by the Buyer.

                  (b) GLAR will deliver to Buyer copies of necessary resolutions of the Board of Directors of GLAR authorizing the execution, delivery, and performance of this Agreement and the other agreements contemplated by this Agreement for GLAR's execution, and consummation of the transactions contemplated by this Agreement, which resolutions have been certified by an officer of GLAR as being valid and in full force and effect.

                  (c) Buyer will deliver to GLAR copies of corporate resolutions of the Board of Directors of Buyer authorizing the execution, delivery and performance of this Agreement and the other agreements contemplated by this Agreement for Buyer's execution, if any, and consummation of the transactions contemplated by this Agreement, which resolutions have


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         been  certified by an officer of Buyer as being valid and in full force and effect.

                  (d) GLAR and the Company will each deliver to the other party true and complete copies of each party's Certificate of Incorporation and a Certificate of Good Standing from the appropriate official of each party's jurisdiction of incorporation, which certificates and certificates of good standing are dated not more than 30 days prior to the Closing Date.

                  (e) Each party to the Consulting Agreement shall have executed it and delivered the signed copy to the other party to the Consulting Agreement.

                  (f) The Board of Directors and executive officers of GLAR will appoint new members of the Board of Directors and new executive officers to replace them, as designated in writing by the Buyer, and will resign simultaneously.

                  (g) Immediately prior to their resignation, the then directors and executive officers of GLAR will immediately execute all documents and take all action which is necessary or appropriate in order to cause the designees of the Buyer to be the signatories on all GLAR bank accounts.

                  (h) Any additional documents or instruments as a party may reasonably request or as may be necessary to evidence and effect the sale, assignment, transfer and delivery of the GLAR Stock to the Buyer.

         4.3 CONDUCT OF BUSINESS PRIOR TO CLOSING. After the execution of this Agreement by the Buyer and until the Closing, GLAR will:

                  (a) Maintain the books, accounts and records of GLAR using GLAR's normal business practices consistently applied, including recognition of revenues and expenses, continue to collect accounts receivable and pay accounts payable utilizing normal procedures and without discontinuing or accelerating payment of such accounts and comply with all contractual and other obligations applicable to the GLAR.

                  (b) Not make any change to, or otherwise amend in any way, the contracts with, salaries, wages or other compensation of, any officer, director, agent or other similar representative of GLAR (including any increase in any benefits or benefit plan costs or any change in any bonus, insurance, pension, compensation or other benefit plan).

                  (c) Not hire any officer, director, employee, agent or other similar representative of GLAR.

                  (d) Not incur any indebtedness for borrowed money or accounts payable.

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

                  (e) Not distribute any assets of GLAR (if any) to any of its shareholders or other affiliates of GLAR, or to any other party.

                  (f) Execute, along with CG, all documents and take all action which is necessary or appropriate in order to convey from CG or his designees 25,000 shares of common stock of GLAR to Mark J. Richardson, Esq. for his legal services performed for GLAR prior to the Closing.

                  (g) Provide the Buyer and its designated representatives with access to all GLAR information that the Buyer requests, and also make payments of payables to transfer agent as they relate to the proper operation and maintenance of GLAR's stock ledger, books and records.

         4.4 THE BUYER'S COVENANTS PRIOR TO CLOSING. After the execution of this Agreement by GLAR and until the Closing, the Buyer will execute all documents and take all action which is necessary or appropriate in order to convey to Mark
J. Richardson, Esq. and/or his designees 475,000 shares of the common stock of GLAR owned by the Company immediately after the Closing:

         4.5 NO SOLICITATION AND DUE DILIGENCE. GLAR will not, nor will GLAR encourage, facilitate, solicit, or authorize any of its shareholders, directors, officers, employees, agents or representatives to solicit or enter into any discussion (or continue any discussion) with any third party (including the provision of any information to a third party), or enter into any agreement or understanding of any kind regarding the purchase, sale, lease, assignment, conveyance or other disposition or acquisition of all or any portion of its assets, the business or any capital stock of GLAR, for the period commencing on the date first above written and extending until December 31, 2006. During this period and until the Closing or termination of this Agreement, GLAR will fully cooperate with the Buyer and its representatives to enable them to conduct complete due diligence of GLAR, the Business, and the books, records and documents relating to GLAR and the Business.

         4.6 DUE DILIGENCE BY BUYER. Until the Closing, GLAR and CG will fully cooperate with reasonable requests made by Buyer and its representatives to enable them to conduct due diligence of GLAR.

         4.7 DUE DILIGENCE BY GLAR. Until the Closing, Buyer will fully cooperate with reasonable requests made by GLAR and its representatives to enable them to conduct due diligence of Buyer.

5.       REPRESENTATIONS AND WARRANTIES OF GLAR AND CG.

         GLAR and CG represent and warrant to Buyer as follows, provided, that CG's representations and warranties will be limited in scope for a period commencing 36 months prior to the date of this Agreement and extending from the date of this Agreement until a date 12 months after the Closing Date.

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         5.1 POWER AND AUTHORITY;  BINDING NATURE OF AGREEMENT. GLAR and CG have full power and authority to enter into this Agreement and to perform their obligations hereunder, subject to the approval of GLAR shareholders where required by applicable law and the filing of any applicable schedule, forms or reports required under federal or state securities laws. The execution, delivery, and performance of this Agreement by GLAR has been duly authorized by all necessary action on its part. Assuming that this Agreement is a valid and binding obligation of each of the other parties hereto, this Agreement is a valid and binding obligation of GLAR and CG.

         5.2 SUBSIDIARIES. There is no corporation, general partnership, limited partnership, joint venture, association, trust or other entity or organization that GLAR directly or indirectly controls or in which GLAR directly or indirectly owns any equity or other interest, except as otherwise disclosed to the Buyer.

         5.3 GOOD STANDING. GLAR (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated,
(ii) has all necessary power and authority to own its assets and to conduct its business as it is currently being conducted, and (iii) is duly qualified or licensed to do business and is in good standing in every jurisdiction (both domestic and foreign) where such qualification or licensing is required.

         5.4 CHARTER DOCUMENTS AND CORPORATE RECORDS. GLAR has delivered to Buyer complete and correct copies or provided Buyer with the right to inspect true and complete copies of all (i) the articles of incorporation, bylaws and other charter or organizational documents of GLAR, including all amendments thereto, (ii) the stock records of GLAR, and (iii) the minutes and other records of the meetings and other proceedings of the shareholders and directors of GLAR. GLAR to the best of its knowledge is not in violation or breach of (i) any of the provisions of its articles of incorporation, bylaws or other charter or organizational documents, or (ii) any resolution adopted by its shareholders or directors. There have been no meetings or other proceedings of the shareholders or directors of GLAR that are not fully reflected in the appropriate minute books or other written records of GLAR.

         5.5 FINANCIAL STATEMENTS. GLAR has delivered to Buyer the following financial statements relating to GLAR prior to the Closing (the "GLAR Financial Statements"): (i) the audited balance sheet, statements of operations, statements of cash flows and statements of stockholder's equity of GLAR as of and for the twelve month periods ending, December 31, 2003, 2004 and 2005, and
(ii) the unaudited balance sheet and statements of operations for the three months ended March 31, 2006. Except as stated therein or in the notes thereto, the GLAR Financial Statements: (a) present fairly the financial position of GLAR as of the respective dates thereof and the results of operations and changes in financial position of GLAR for the respective periods covered thereby; and (b) have been prepared in accordance with GLAR's normal business practices applied on a consistent basis throughout the periods covered.

         5.6 CAPITALIZATION. On or before the Closing, the authorized capital stock of GLAR consists of 30,000,000 shares of common stock, par value $0.01 per share, of which no more than 1,568,463 shares are issued and outstanding, and 1,000,000 shares of preferred stock, par value $0.01 per share, none of which are issued or outstanding. All of the outstanding shares of the capital stock of

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GLAR are validly issued,  fully paid and nonassessable,  and have been issued in full compliance with all applicable federal, state, local and foreign securities laws and other laws. Immediately prior to the Closing, GLAR will have no
outstanding  options,   warrants  or  other  securities   convertible  into  any
securities of GLAR

         5.7 ABSENCE OF CHANGES. Except as otherwise set forth on Schedule 5.7 hereto, since December 31, 2005:

                  (a) There has not been any material adverse change in the business, condition, assets, operations or prospects of GLAR and no event has occurred or, to GLAR's knowledge, is expected to occur after the Closing that might have a material adverse effect on the business, condition, assets, operations or prospects of GLAR.

                  (b) GLAR has not (i) declared, set aside or paid any dividend or made any other contribution in respect of any shares of capital stock, nor (ii) repurchased, redeemed or otherwise reacquired any shares of capital stock or other securities.

                  (c) GLAR has not sold or otherwise issued any shares of capital stock or any other securities, or securities convertible into other securities of GLAR, except for securities expressly permitted in this Agreement or for which Buyer has given prior written consent.

                  (d) GLAR has not amended its articles of incorporation, bylaws or other charter or organizational documents, nor has it effected or been a party to any merger, recapitalization, reclassification of shares, stock split, reverse stock split, reorganization or similar transaction, except as permitted in Section 1.2 of this Agreement.

                  (e) GLAR has not formed any subsidiary or contributed any funds or other assets to any subsidiary.

                  (f) GLAR has not purchased or otherwise acquired any assets, nor has it leased any assets from any other person.

                  (g) GLAR has not made any capital expenditure without Buyer's prior written consent.

                  (h) GLAR has not sold or otherwise transferred any assets to any other person.

                  (i) GLAR has not leased any assets to any other person.

                  (j) GLAR has not mortgaged, pledged, hypothecated or otherwise encumbered any assets.

                  (k) GLAR has not entered  into any  contract,  or incurred any
         debt,  liability  or  other  obligation  (whether  absolute,   accrued,
         contingent or otherwise).

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

                  (l) GLAR has not made any loan or advance to any other person.

                  (m) GLAR has not paid any salary or bonus to or conferred any fringe benefits or other compensation or remuneration to any of the directors, officers or employees of GLAR, except as otherwise disclosed in GLAR's filings with the Untied States Securities and Exchange Commission.

                  (n) GLAR has not forgiven any debt or otherwise released or waived any right or claim.

                  (o) GLAR has not changed its methods of accounting or its accounting practices in any respect.

                  (p) GLAR has not agreed or committed (orally or in writing) to do any of the things described in clauses (b) through (o) of this
         Section 5.7.

         5.8 ABSENCE OF UNDISCLOSED LIABILITIES. GLAR has no debt, liability or other obligation of any nature (whether due or to become due and whether absolute, accrued, contingent or otherwise) that is not reflected or reserved against in the GLAR Financial Statements as of December 31, 2005, or as specifically disclosed in public reports filed by GLAR with the Securities and Exchange Commission, except for obligations incurred since December 31, 2005 which have been specifically disclosed to Buyer in writing. All such debts and liabilities will be completely discharged or settled by GLAR prior to the Closing except those referenced in Sections 1.3(2) and 1.3(4) of this Agreement.

         5.9      CONTRACTS.

                  (a) In Schedule 5.9 hereto, GLAR has delivered to Buyer a complete and accurate list and provided Buyer with true and complete copies of all contracts or agreements to which GLAR is a party (collectively, "Material Contracts").

                  (b) To the best of CG's and GLAR's knowledge, each Material Contract is in full force and effect and is valid and enforceable in accordance with its terms.

                  (c) To GLAR's knowledge, no event has occurred or circumstance exists that may contravene, conflict with or result in a violation or breach of, or give any party to a Material Contract the right to declare a default or exercise any remedy thereunder, or to accelerate the maturity or performance of, or to cancel, terminate, or modify any Material Contract.

                  (d) Neither GLAR nor any of its affiliates have received any written notice regarding any actual, alleged or potential violation or breach of, or default under, any Material Contract which has not been entirely cured.

         5.10 ACCOUNTS RECEIVABLE. GLAR has no accounts receivable except as otherwise specifically disclosed to Buyer in writing.


         5.11 GLAR ASSETS. GLAR has provided to Buyer in writing an accurate description of all of the assets of GLAR, if any. To the best of GLAR's knowledge, GLAR has provided to Buyer in writing a list of all contracts, agreements, licenses, leases, arrangements, commitments and other undertakings to which GLAR is a party or by which it or its property is bound.

         5.12 COMPLIANCE WITH LAWS; LICENSES AND PERMITS. To the knowledge of GLAR and GC except for its failure to timely file reports, schedules and forms with United States Securities and Exchange Commission as required under applicable securities laws, GLAR is not in violation of, nor has it failed to conduct its business in full compliance with, any applicable federal, state, local or foreign laws, regulations, rules, treaties, rulings, orders, directives or decrees. GLAR has delivered to Buyer a complete and accurate list and provided Buyer with the right to inspect true and complete copies of all of the licenses, permits, authorizations and franchises to which GLAR is subject and all said licenses, permits, authorizations and franchises are valid and in full force and effect. Said licenses, permits, authorizations and franchises constitute all of the licenses, permits, authorizations and franchises necessary to permit GLAR to conduct its business in the manner in which it is now being conducted, and GLAR is not in violation or breach of any of the terms, requirements or conditions of any of said licenses, permits, authorizations or franchises.

         5.13 TAXES. To the knowledge of GLAR and GC except as disclosed to Buyer in writing, GLAR has accurately and completely filed with the appropriate United States state, local and foreign governmental agencies all tax returns and reports required to be filed (subject to permitted extensions applicable to such filings), and has paid or accrued in full all taxes, duties, charges, withholding obligations and other governmental liabilities as well as any interest, penalties, assessments or deficiencies, if any, due to, or claimed to be due by, any governmental authority (including taxes on properties, income, franchises, licenses, sales and payrolls). (All such items are collectively referred to herein as "Taxes"). The GLAR Financial Statements fully accrue or reserve all current and deferred taxes. GLAR is not a party to any pending action or proceeding, nor is any such action or proceeding threatened by any governmental authority for the assessment or collection of Taxes. No liability for taxes has been incurred other than in the ordinary course of business. There are no liens for Taxes except for liens for property taxes not yet delinquent. GLAR is not a party to any Tax sharing, Tax allocation, Tax indemnity or statute of limitations extension or waiver agreement and in the past year has not been included on any consolidated combined or unitary return with any entity other than GLAR. GLAR has duly withheld from each payment made to each person from whom such withholding is required by law the amount of all Taxes or other sums (including but not limited to United States federal income taxes, any applicable state or municipal income tax, disability tax, unemployment insurance contribution and Federal Insurance Contribution Act taxes) required to be withheld therefrom and has paid the same to the proper tax authorities prior to the due date thereof. To the extent any Taxes withheld by GLAR have not been paid as of the Closing Date because such Taxes were not yet due, such Taxes will be paid to the proper tax authorities in a timely manner. All Tax returns filed by the GLAR are accurate and comply with and were prepared in accordance with applicable statutes and regulations. (See Schedule

         5.14 ENVIRONMENTAL COMPLIANCE MATTERS. To the best of the knowledge of GLAR, without conducting any study or independent investigation, GLAR has at all relevant times been in material compliance with all environmental laws, and has received no potentially responsible party notices or similar notices from any governmental agencies or private parties concerning releases or threatened releases of any "hazardous substance" as that term is defined under 42 U.S.C. 960(1)(14).

         5.15 COMPENSATION. To the knowledge of GLAR and GC since April 1, 2006, GLAR has not paid or committed to pay to or for the benefit of any of its officers or directors any compensation, nor has it effected or agreed to effect any employee profit sharing, stock option, stock purchase, pension, bonus, incentive, retirement, medical reimbursement, life insurance, deferred compensation or any other employee benefit plan or arrangement. GLAR does not have any bonus plan or obligations with respect to any bonus plan. GLAR has provided Buyer with a full and complete list of all officers, directors, employees and consultants of GLAR as of the date hereof, specifying their names and job designations.

         5.16 CONFLICT OF INTEREST TRANSACTIONS. To the knowledge of GLAR and GC no past or present shareholder, director, officer or employee of GLAR or any of its affiliates (i) is indebted to, or has any financial, business or contractual relationship or arrangement with GLAR, or (ii) has any direct or indirect interest in any property, asset or right which is owned or used by GLAR or pertains to the business of GLAR.

         5.17 LITIGATION. To the knowledge of GLAR and GC except as disclosed in
Schedule 5.7 hereto, there is no action, suit, proceeding, dispute, litigation, claim, complaint or investigation by or before any court, tribunal, governmental body, governmental agency or arbitrator pending or, to GLAR's knowledge, threatened against or with respect to GLAR which (i) if adversely determined would have an adverse effect on the business, condition, assets, operations or prospects of GLAR, or (ii) challenges or would challenge any of the actions required to be taken by GLAR under this Agreement. There exists no basis for any such action, suit, proceeding, dispute, litigation, claim, complaint or investigation.

         5.18 NON-CONTRAVENTION. To the knowledge of GLAR and GC neither (a) the execution and delivery of this Agreement, nor (b) the performance of this Agreement will: (i) contravene or result in a violation of any of the provisions of the organizational documents of GLAR; (ii) contravene or result in a violation of any resolution adopted by the shareholders or directors of GLAR;
(iii) result in a violation or breach of, or give any person the right to declare (whether with or without notice or lapse of time) a default under or to terminate, any agreement or other instrument to which GLAR is a party or by which GLAR or any of its assets are bound; (iv) give any person the right to accelerate the maturity of any indebtedness or other obligation of GLAR; (v) result in the loss of any license or other contractual right of GLAR; (vi) result in the loss of, or in a violation of any of the terms, provisions or conditions of, any governmental license, permit, authorization or franchise of GLAR; (vii) result in the creation or imposition of any lien, charge, encumbrance or restriction on any of the assets of GLAR; (viii) result in the reassessment or revaluation of any property of GLAR; by any taxing authority or other governmental authority; (ix) result in the imposition of, or subject GLAR;

to any liability for, any conveyance or transfer tax or any similar tax; or (x) result in a violation of any law, rule, regulation, treaty, ruling, directive, order, arbitration award, judgment or decree to which GLAR or any of its assets or any limited liability interests are subject.

         5.19 APPROVALS. To the knowledge of GLAR and GC GLAR has provided Buyer with a complete and accurate list of all jurisdictions in which GLAR is authorized to do business. To GLAR's knowledge, no authorization, consent or approval of, or registration or filing with, any governmental authority is required to be obtained or made by GLAR in connection with the execution, delivery or performance of this Agreement.

         5.20 BROKERS. GLAR has not agreed to pay any brokerage fees, finder's fees or other fees or commissions with respect to the transactions contemplated by this Agreement, and, to GLAR's knowledge, no person is entitled, or intends to claim that it is entitled, to receive any such fees or commissions in connection with such transaction.

         5.21 FULL DISCLOSURE. Neither this Agreement (including the exhibits hereto) nor any statement, certificate or other document delivered to Buyer by or on behalf of GLAR or CG contains any untrue statement of a material fact or omits to state a material fact necessary to make the representations and other statements contained herein and therein not misleading.

         5.22 NON-DISTRIBUTIVE INTENT. The ESP Stock being acquired by GLAR as part of the Purchase Price and the 500,000 GLAR warrants being acquired by CG pursuant to Section 2 of this Agreement are not being acquired by GLAR and CG, respectively, with a view to the public distribution of them.

         5.23 REPRESENTATIONS TRUE ON CLOSING DATE. The representations and warranties of GLAR set forth in this Agreement are materially true and correct on the date hereof, and will be materially true and correct on the Closing Date as though such representations and warranties were made as of the Closing Date. Buyer's knowledge will not act as a waiver of any breach of the representations and warranties contained herein by GLAR, CG, or any other shareholders of GLAR.

         5.24 TAX ADVICE. GLAR and CG hereby represent and warrant that they have sought their own independent tax advice regarding the transactions contemplated by this Agreement and neither GLAR nor CG have relied on any representation or statement made by Buyer, the Company, or their representatives regarding the tax implications of such transactions.

6.       REPRESENTATIONS AND WARRANTIES OF BUYER.

         Buyer and Edward Torres represent and warrant to GLAR as follows, provided that Mr. Torres' representations and warranties will be limited in scope to a period commencing 12 months prior to the date of this Agreement and extending from the date of this Agreement until a date 12 months after the Closing Date:

         6.1 POWER AND AUTHORITY; BINDING NATURE OF AGREEMENT. Buyer has full power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Buyer have been duly authorized by all necessary action on its part. Assuming that this Agreement is a valid and binding obligation of the other party hereto, this Agreement is a valid and binding obligation of Buyer.

         6.2 SUBSIDIARIES. There is no corporation, general partnership, limited partnership, joint venture, association, trust or other entity or organization that the Company directly or indirectly controls or in which the Company directly or indirectly owns any equity or other interest, except as otherwise disclosed to GLAR.

         6.3 GOOD STANDING OF BUYER. Buyer (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, (ii) has all necessary power and authority to own its assets and to conduct its business as it is currently being conducted, and (iii) is duly qualified or licensed to do business and is in good standing in every jurisdiction (both domestic and foreign) where such qualification or licensing is required.

         6.4 CHARTER DOCUMENTS AND CORPORATE RECORDS OF BUYER. Buyer has made available to GLAR to review complete and correct copies of (i) the articles of incorporation, bylaws and other charter or organizational documents of Buyer, including all amendments thereto, (ii) the stock records of Buyer, and (iii) the minutes and other records of the meetings and other proceedings of the shareholders and directors of Buyer. Buyer is not in violation or breach of (i) any of the provisions of its articles of incorporation, bylaws or other charter or organizational documents, or (ii) any resolution adopted by its shareholders or directors. There have been no meetings or other proceedings of the shareholders or directors of Buyer that are not fully reflected in the appropriate minute books or other written records of Buyer.

         6.5 CAPITALIZATION OF BUYER. The authorized capital stock of Buyer consists of 100,000,000 shares of common stock, no par value per share, 14,625,000 shares of which are issued and outstanding, and 5,000,000 shares of preferred stock, no par value, none of which are issued or outstanding. All of the outstanding shares of the capital stock of Buyer are validly issued, fully paid and nonassessable, and have been issued in full compliance with all applicable federal, state, local and foreign securities laws and other laws. Buyer either has sufficient authorized capital stock to meet its obligations under this Agreement or has the ability to authorize the issuance of additional capital stock.

         6.6 FINANCIAL STATEMENTS. The Company has delivered to GLAR the following financial statements (the "Company Financial Statements"): the audited balance sheet and statement of operations of the Company for the fiscal years ended December 31, 2004 and 2005, the unaudited balance sheet of the Company as of March 31, 2006, and the unaudited statement of operations of the Company for the three months ended March 31, 2006. Except as stated therein or in the notes thereto, the Company Financial Statements: (a) present fairly the financial position of the Company as of the respective dates thereof and the results of operations and changes in financial position of the Company for the respective periods covered thereby; and (b) have been prepared in accordance with the Company's normal business practices applied on a consistent basis throughout the periods covered.

         6.7 ABSENCE OF UNDISCLOSED LIABILITIES. The Company has no material debt, liability or other obligation of any nature (whether due or to become due and whether absolute, accrued, contingent or otherwise) that is not reflected or reserved against in the Company Financial Statements as of December 31, 2005, except for obligations incurred since December 31, 2005 in the ordinary course of business or as otherwise disclosed to GLAR.

         6.8 COMPLIANCE WITH LAWS; LICENSES AND PERMITS. To its knowledge the Company is not in violation of, nor has it failed to conduct its business in full compliance with, any applicable federal, state, local or foreign laws, regulations, rules, treaties, rulings, orders, directives or decrees. The Company has provided GLAR with the right to inspect true and complete copies of all of the licenses, permits, authorizations and franchises to which the Company is subject and to the Company's knowledge all said licenses, permits, authorizations and franchises are valid and in full force and effect. To the Company's knowledge, said licenses, permits, authorizations and franchises constitute all of the licenses, permits, authorizations and franchises necessary to permit the Company to conduct its business in the manner in which it is now being conducted, and the Company is not in material violation or breach of any of the terms, requirements or conditions of any of said licenses, permits, authorizations or franchises.

         6.9 TAXES. Except as disclosed to GLAR in writing, to its knowledge the Company has accurately and completely filed with the appropriate United States state, local and foreign governmental agencies all tax returns and reports required to be filed (subject to permitted extensions applicable to such filings), and has paid or accrued in full all taxes, duties, charges, withholding obligations and other governmental liabilities as well as any interest, penalties, assessments or deficiencies, if any, due to, or claimed to be due by, any governmental authority (including taxes on properties, income, franchises, licenses, sales and payrolls). (All such items are collectively referred to herein as "Company Taxes"). The Company Financial Statements fully accrue or reserve all current and deferred taxes. The Company is not a party to any pending action or proceeding, nor is any such action or proceeding threatened by any governmental authority for the assessment or collection of Company Taxes. There are no liens for Taxes except for liens for property taxes not yet delinquent. The Company is not a party to any Tax sharing, Tax allocation, Tax indemnity or statute of limitations extension or waiver agreement and in the past year has not been included on any consolidated combined or unitary return with any entity other than the Company and its subsidiaries. To its knowledge, the Company has duly withheld from each payment made to each person from whom such withholding is required by law the amount of all Company Taxes or other sums (including but not limited to United States federal income taxes, any applicable state or municipal income tax, disability tax, unemployment insurance contribution and Federal Insurance Contribution Act taxes) required to be withheld therefrom and has paid the same to the proper tax authorities prior to the due date thereof. To the extent any Company Taxes withheld by the Company have not been paid as of the Closing Date because such Company Taxes were not yet due, such Company Taxes will be paid to the proper tax authorities in a timely manner. To the Company's knowledge, all Company Tax returns filed by the Company are accurate and comply with and were prepared in accordance with applicable statutes and regulations.

         6.10 ENVIRONMENTAL COMPLIANCE MATTERS. To the knowledge of the Company, without conducting any study or independent investigation, the Company has at all relevant times been in material compliance with all environmental laws, and has received no potentially responsible party notices or similar notices from any governmental agencies or private parties concerning releases or threatened releases of any "hazardous substance" as that term is defined under 42 U.S.C. 960(1)(14).

         6.11 CONFLICT OF INTEREST TRANSACTIONS. To the Company's knowledge, no past or present shareholder, director, officer or employee of the Company or any of its affiliates (i) is indebted to, or has any undisclosed financial, business or contractual relationship or arrangement with the Company, or (ii) has any direct or indirect interest in any property, asset or right which is owned or used by the Company or pertains to the business of the Company.

         6.12 LITIGATION. To the Company's knowledge, there is no action, suit, proceeding, dispute, litigation, claim, complaint or investigation by or before any court, tribunal, governmental body, governmental agency or arbitrator pending or threatened against or with respect to the Company which (i) if adversely determined would have an adverse effect on the business, condition, assets, operations or prospects of the Company, or (ii) challenges or would challenge any of the actions required to be taken by the Company under this Agreement. To the Company's knowledge, there exists no basis for any such action, suit, proceeding, dispute, litigation, claim, complaint or investigation.

         6.13 NON-CONTRAVENTION. To the Company's knowledge, neither (a) the execution and delivery of this Agreement, nor (b) the performance of this Agreement will: (i) contravene or result in a violation of any of the provisions of the organizational documents of the Company; (ii) contravene or result in a violation of any resolution adopted by the shareholders or directors of the Company; (iii) result in a violation or breach of, or give any person the right to declare (whether with or without notice or lapse of time) a default under or to terminate, any agreement or other instrument to which the Company is a party or by which the Company or any of its assets are bound; (iv) give any person the right to accelerate the maturity of any indebtedness or other obligation of the Company; (v) result in the loss of any license or other contractual right of the Company; (vi) result in the loss of, or in a violation of any of the terms, provisions or conditions of, any governmental license, permit, authorization or franchise of the Company; (vii) result in the creation or imposition of any lien, charge, encumbrance or restriction on any of the assets of the Company;
(viii) result in the reassessment or revaluation of any property of the Company; by any taxing authority or other governmental authority; (ix) result in the imposition of, or subject the Company; to any liability for, any conveyance or transfer tax or any similar tax; or (x) result in a violation of any law, rule, regulation, treaty, ruling, directive, order, arbitration award, judgment or decree to which the Company or any of its assets or any limited liability interests are subject.

         6.14 APPROVALS. To Buyer's knowledge, no authorization, consent or approval of, or registration or filing with, any governmental authority or any other person is required to be obtained or made by Buyer in connection with the execution, delivery or performance of this Agreement or the Employment Agreement.

         6.15 BROKERS. Buyer has not agreed to pay any brokerage fees, finder's fees or other fees or commissions with respect to the transactions contemplated by this Agreement, and, to Buyer's knowledge, no person is entitled, or intends to claim that it is entitled, to receive any such fees or commissions in connection with such transaction.

         6.16 FULL DISCLOSURE. Neither this Agreement (including the exhibits hereto) nor any statement, certificate or other document delivered to Buyer by or on behalf of GLAR or CG contains any untrue statement of a material fact or omits to state a material fact necessary to make the representations and other statements contained herein and therein not misleading.

         6.17 REPRESENTATIONS TRUE ON CLOSING DATE. To the best of the Buyer's knowledge, the representations and warranties of Buyer set forth in this Agreement are materially true and correct on the date hereof, and will be materially true and correct on the Closing Date as though such representations and warranties were made as of the Closing Date.

         6.18 NON-DISTRIBUTIVE INTENT. The shares of GLAR Stock being purchased by the Company pursuant to this Agreement are not being acquired by the Company with a view to the public distribution of them.

         6.19 REPRESENTATIONS TRUE ON CLOSING DATE. The representations and warranties of the Company set forth in this Agreement are materially true and correct on the date hereof, and will be materially true and correct on the Closing Date as though such representations and warranties were made as of the Closing Date. GLAR's knowledge will not act as a waiver of any breach of the representations and warranties contained herein by the Company.

         6.20 TAX ADVICE. The Company hereby represents and warrants that it has sought its own independent tax advice regarding the transactions contemplated by this Agreement and the Company has not relied on any representation or statement made by GLAR, CG or their representatives regarding the tax implications of such transactions.

7.       CONDITIONS TO CLOSING.

         7.1 CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE. Buyer's obligation to close the stock purchase as contemplated in this Agreement is conditioned upon the occurrence or waiver by Buyer of the following:

                  (a) The Buyer must in the exercise of reasonable discretion be satisfied with its full and complete due diligence of GLAR and all other aspects of the transactions contemplated by this Agreement, including but not limited to financial, legal and business affairs of GLAR. The Buyer must confirm its satisfaction in a writing delivered to GLAR.

                  (b) Such directors of GLAR as the Company shall have specified in writing shall have submitted their resignations (to be effective as of the Closing) from the Board of Directors of the Company. The directors of GLAR shall have duly appointed (effective as of the Closing) such other persons as the Company shall have designated to fill the vacancies on the Company's Board of Directors.

                  (c) All representations and warranties of GLAR and CG made in this Agreement or in any exhibit or schedule hereto delivered by GLAR or CG must be materially true and correct as of the Closing Date with the same force and effect as if made on and as of that date.

                  (d) GLAR and CG must have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by GLAR and CG prior to or at the Closing Date.

         7.2  CONDITIONS   PRECEDENT  TO  GLAR'S  OBLIGATION  TO  CLOSE.  GLAR's
obligation to close the stock purchase as contemplated in this Agreement is conditioned upon the occurrence or waiver by GLAR of the following:

                  (a) GLAR must in the exercise of reasonable discretion be satisfied with its full and complete due diligence of Buyer and all other aspects of the transactions contemplated by this Agreement, including but not limited to financial, legal and business affairs of Buyer. GLAR must confirm its satisfaction in a writing delivered to Buyer.

                  (b) All representations and warranties of Buyer made in this Agreement or in any exhibit hereto delivered by Buyer must be materially true and correct on and as of the Closing Date with the same force and effect as if made on and as of that date.

                  (c) Buyer must have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Buyer prior to or at the Closing Date.

8.       FURTHER ASSURANCES AND POST CLOSING COVENANTS AND OBLIGATIONS.

         8.1 BOOKS AND RECORDS. Following the Closing, CG shall, whenever reasonably requested by Buyer (including reasonable prior notice to CG) and during normal business hours, permit Buyer or its representatives to have access to such business records (including without limitation computer files) regarding GLAR as may be in CG's possession or reasonably accessible to him after the Closing. CG shall use commercially reasonable efforts to preserve and maintain GLAR's records for at least five years after the Closing Date.

         8.2 GOVERNMENT APPROVALS. CG will (a) assist and fully cooperate with Buyer to obtain, as soon as practicable after the Closing, all state, local, and other governmental approvals and all other consents or approvals of any third parties necessary for GLAR to conduct the Business as the Business was conducted prior to Closing and (b) use his best efforts to permit GLAR to conduct the Business in the same manner as the Business was conducted prior to Closing until such approvals are obtained.

         8.3 INTERNAL REVENUE CODE SECTION 368. GLAR and the Company intend that this transaction qualify for tax treatment under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended. While no representation regarding the tax treatment of any party is made by any other party to this Agreement or otherwise, all parties agree to reasonably cooperate with the other parties in furnishing documents to the other parties relating to the transaction covered by this Agreement that are (a) requested in writing by such party, (b) specifically necessary for such parties to make their submissions to relevant tax authorities, and (c) the disclosure of which would not violate any applicable law, rule, regulation or court order, nor cause any party any hardship or to be in breach of any contract or other document applicable to it.

         8.4 CONFIDENTIALITY AND PROPERTY. Any information, including but not limited to data, business information (including customer lists and prospects), technical information, computer programs and documentation, programs, files, specifications, drawings, sketches, models, samples, tools or other data, oral written or otherwise, (hereinafter called "Information"), furnished or disclosed by one party to the other for the purpose of the contemplated transaction herein, will remain the disclosing party's property until the closing of the Transaction, at which time all such Information will become the property of the Buyer. All copies of such Information in written, graphic or other tangible form must be returned to the disclosing party immediately upon written request if the transaction contemplated herein is not consummated. Unless such Information was previously known to receiving party free of any obligation to keep it confidential, or has been or is subsequently made public by the disclosing party or a third party, it must be kept confidential by the receiving party, will be used only in performing due diligence for the Transaction, and may not be used for other purposes except upon such terms as may be agreed upon between GLAR and the Buyer in writing.

9.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         All representations and warranties made by each of the parties hereto will survive the Closing for a period of two years after the Closing Date.

10.      INDEMNIFICATION.

         10.1 INDEMNIFICATION BY GLAR AND CG. GLAR and CG agree to indemnify, defend and hold harmless Buyer and its affiliates against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties and attorney's fees and costs, incurred by Buyer or any of its affiliates arising, resulting from, or relating to any and all liabilities of GLAR accrued prior to the Closing or relating to the GLAR Stock, any misrepresentation of a material fact or omission to disclose a material fact made by GLAR in this Agreement, in any exhibits to this Agreement or in any other document furnished or to be furnished by GLAR under this Agreement, or any breach of, or failure by GLAR or CG to perform, any of their representations, warranties, covenants or agreements in this Agreement or in any exhibit or other document furnished or to be furnished by GLAR or CG under this Agreement.

         10.2 INDEMNIFICATION BY BUYER. Buyer agrees to indemnify, defend and hold harmless GLAR against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties and attorneys' fees and costs incurred by GLAR arising, resulting from or relating to any misrepresentation of a material fact or omission to disclose a material fact made by the Company in this Agreement, in any exhibit to this Agreement, or in any other document furnished or to be furnished by the Company under this Agreement, or any breach of or failure by Buyer to perform any of its representations, warranties, covenants or agreements in this Agreement or in any exhibit or other document furnished or to be furnished by Buyer under this Agreement.

         10.3     LIMITATIONS ON INDEMNIFICATION BY GLAR.

         (a) GLAR's indemnification obligation shall be limited to the maximum Purchase Price payable under this Agreement.

         (b) The indemnification obligations of GLAR are solely for the benefit of Buyer, GLAR itself, and their successors in interest and are not intended to, nor shall they, constitute an agreement for the benefit of, or be enforceable by, any other person or entity.

         (c) GLAR shall have no liability with respect to any representation or warranty, unless, within three (3) years from the Closing Date, the Buyer has notified GLAR of a claim as provided for in this Section 10.

         10.4 LIMITATIONS ON INDEMNIFICATION BY BUYER. Buyer shall have no liability with respect to any representation, warranty, or covenant, unless, within three (3) years from the Closing Date, GLAR has notified Buyer of a claim as provided for in this Section 10.

         10.5     PROCEDURE FOR INDEMNIFICATION CLAIMS.

                  (a) Whenever any parties become aware that a claim (an "Underlying Claim") has arisen entitling them to seek indemnification under this Section 10 of the Agreement, such parties (the "Indemnified Parties") shall promptly send a notice ("Notice") to the parties liable for such indemnification (the "Indemnifying Parties") of the right to indemnification (the "Indemnity Claim"); provided, however, that the failure to so notify the Indemnifying Parties will relieve the Indemnifying Parties from liability under this Agreement with respect to such Indemnity Claim only if, and only to the extent that, such failure to notify the Indemnifying Parties results in the forfeiture by the Indemnifying Parties of rights and defenses otherwise available to the Indemnifying Parties with respect to the Underlying Claim. Any Notice pursuant to this Section 10.3(a) shall set forth in reasonable detail, to the extent then available, the basis for such Indemnity Claim and an estimate of the amount of damages arising therefrom.

                  (b) If an Indemnity Claim does NOT result from or arise in connection with any Underlying Claim or legal proceedings by a third party, the Indemnifying Parties will have thirty (30) calendar days following receipt of the Notice to issue a written response to the Indemnified Parties, indicating the Indemnifying Parties' intention to either (i) contest the Indemnity Claim or (ii) accept the Indemnity Claim as valid. The Indemnifying Parties' failure to provide such a written response within such thirty (30) day period shall be deemed to be an acceptance of the Indemnity Claim as valid. In the event that an Indemnity Claim is accepted as valid, the Indemnifying Parties shall, within fifteen (15) business days thereafter, pay the damages incurred by the Indemnified Parties in respect of the Underlying Claim in cash by wire transfer of immediately available funds to the account or accounts specified by the Indemnified Parties. To the extent appropriate, payments for indemnifiable damages made pursuant to
         Section 10 of the Agreement will be treated as adjustments to the Purchase Price.

                  (c) In the event an Indemnity Claim results from or arises in connection with any Underlying Claim or legal proceedings by a third party, the Indemnifying Parties shall have fifteen (15) calendar days following receipt of the Notice to send a Notice to the Indemnified Parties of their election to, at their sole cost and expense, assume the defense of any such Underlying Claim or legal proceeding; provided that such Notice of election shall contain a confirmation by the Indemnifying Parties of their obligation to hold harmless the Indemnified Parties with respect to damages arising from such Underlying Claim. The failure by the Indemnifying Parties to elect to assume the defense of any such Underlying Claim within such fifteen
         (15) day period shall entitle the Indemnified Parties to undertake control of the defense of the Underlying Claim on behalf of and for the account and risk of the Indemnifying Parties in such manner as the Indemnified Parties may deem appropriate, including, but not limited to, settling the Underlying Claim. However, the parties controlling the defense of the Underlying Claim shall not settle or compromise such Underlying Claim without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed. The non-controlling parties shall be entitled to participate in (but not control) the defense of any such action, with their own counsel and at their own expense.

                  (d) The Indemnifying Parties and the Indemnified Parties will cooperate reasonably, fully and in good faith with each other, at the sole expense of the Indemnifying Parties, in connection with the defense, compromise or settlement of any Underlying Claim including, without limitation, by making available to the other parties all pertinent information and witnesses within their reasonable control.

         10.6 RIGHT OF OFFSET. Buyer will have a right to offset any damages it incurs as a result of any breach of any covenant, representation or warranty by GLAR or CG under this Agreement against any of Buyer's obligations to GLAR or CG.

11.      INJUNCTIVE RELIEF.

         11.1 DAMAGES INADEQUATE. Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants and provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law.

         11.2 INJUNCTIVE RELIEF. It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants and provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, will be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law.

12.      FURTHER ASSURANCES.

         Following the Closing, CG shall furnish to Buyer such instruments and other documents as Buyer may reasonably request for the purpose of carrying out or evidencing the transactions contemplated hereby.

13.      WAIVERS.

         If any party at any time waives any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein will not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

14.      SUCCESSORS AND ASSIGNS.

         Each covenant and  representation  of this  Agreement will inure to the
benefit  of  and  be  binding   upon  each  of  the  parties,   their   personal
representatives, assigns and other successors in interest.

15.      ENTIRE AND SOLE AGREEMENT.

         This Agreement constitutes the entire agreement between the parties and supersedes all other agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Agreement. This Agreement may be modified or amended only by a written agreement signed by the parties against whom the amendment is sought to be enforced. The parties acknowledge that as of the execution of this Agreement, those certain Letters of Intent among the parties dated May 1, 2006 will be terminated and be of no further force or effect.

16.      GOVERNING LAW.

         This Agreement will be governed by the laws of California without giving effect to applicable conflict of laws provisions. With respect to any litigation arising out of or relating to this Agreement, each party agrees that it will be filed in and heard by the state or federal courts with jurisdiction to hear such suits located in Los Angeles County, California.

17.      COUNTERPARTS.

         This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts will be deemed to be an original, and such counterparts will constitute but one and the same instrument.

18.      ASSIGNMENT.

         Except in the case of the Buyer, this Agreement may not be assignable by any party without prior written consent of the other parties.

19.      REMEDIES.

         Except as otherwise expressly provided herein, none of the remedies set forth in this Agreement are intended to be exclusive, and each party will have all other remedies now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more remedies will not constitute a waiver of the right to pursue other available remedies.

20.      SECTION HEADINGS.

         The section headings in this Agreement are included for convenience only, are not a part of this Agreement and will not be used in construing it.

21.      SEVERABILITY.

         In the event that any provision or any part of this Agreement is held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability will not affect the validity or enforceability of any other provision or part of this Agreement.

22.      NOTICES.

         Each notice or other communication hereunder must be in writing and will be deemed to have been duly given on the earlier of (i) the date on which such notice or other communication is actually received by the intended recipient thereof, or (ii) the date five (5) days after the date such notice or other communication is mailed by registered or certified mail (postage prepaid) to the intended recipient at the following address (or at such other address as the intended recipient will have specified in a written notice given to the other parties hereto):


                  IF TO GLAR:

                  Glas-Aire Industries Group, Ltd.
                  145 Tyee Drive, Suite 1641
                  Point Roberts, Washington 98281
                  Telephone: (360) 447-0210
                  Facsimile:  (360) 612-0201
                  Email: cgrossman@pointbob.net

                  IF TO BUYER:

                  Pacific Environmental Sampling, Inc.
                  1111 E. Tahquitz Canyon Way, Suite 110
                  Palm Springs, California 92262
                  Telephone: (760) 327-5284
                  Facsimile: (760) 327-5630
                  Email: edtorres@espusa.net

23.      PUBLICITY.

         Except as may be required in order for a party to comply with applicable laws, rules, or regulations or to enable a party to comply with this Agreement, or necessary for the Buyer to prepare and disseminate any private or public placements of its securities or to communicate with its shareholders, no press release, notice to any third party or other publicity concerning the transactions contemplated by this Agreement will be issued, given or otherwise disseminated without the prior approval of each of the parties hereto; provided, however, that such approval will not be unreasonably withheld.


         IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.


GLAR:                         GLAS-AIRE INDUSTRIES GROUP, LTD.


                              By: /s/ Craig Grossman
                              --------------------------------------------------
                                  Craig Grossman, Chief Executive Officer


CG:
                                  /s/ Craig Grossman
                              --------------------------------------------------
                                  Craig Grossman, Individually




COMPANY/BUYER:                PACIFIC ENVIRONMENTAL SAMPLING, INC.



                              By: /s/ Edward L. Torres
                              --------------------------------------------------
                                  Edward L. Torres, Chief Executive Officer


ACKNOWLEDGED AND AGREED:


                                 /s/ Edward L. Torres
                              --------------------------------------------------
                                 Edward L. Torres

                     SCHEDULE 5.2 TO PLAN OF REORGANIZATION
                                       AND
                            STOCK PURCHASE AGREEMENT
          BETWEEN PACIFIC ENVIRONMENTAL SAMPLING, INC., CRAIG GROSSMAN
                                       AND
                        GLAS-AIRE INDUSTRIES GROUP, LTD.

Subsidiaries


Glas-Aire Industries, Ltd. is a wholly owned Canadian subsidiary of GLAR. This subsidiary filed for bankruptcy on March 24, 2004 under a receivership. The subsidiary has not filed any further annual reports and is anticipated to be terminated under the laws of British Columbia.

                     SCHEDULE 5.3 TO PLAN OF REORGANIZATION
                                       AND
                            STOCK PURCHASE AGREEMENT
          BETWEEN PACIFIC ENVIRONMENTAL SAMPLING, INC., CRAIG GROSSMAN
                                       AND
                        GLAS-AIRE INDUSTRIES GROUP, LTD.

Good Standing

Upon settlement with David Stocker, Esq. and the reappointment of the previous officers and directors (Craig Grossman) of GLAR, GLAR will be in good standing in the State of Nevada.

                     SCHEDULE 5.13 TO PLAN OF REORGANIZATION
                                       AND
                            STOCK PURCHASE AGREEMENT
          BETWEEN PACIFIC ENVIRONMENTAL SAMPLING, INC., CRAIG GROSSMAN
                                       AND
                        GLAS-AIRE INDUSTRIES GROUP, LTD.


Glas-Aire Industries Group, Ltd. is not current on and has not filed tax returns for any year after 2002.

                     SCHEDULE 5.7 TO PLAN OF REORGANIZATION
                                       AND
                            STOCK PURCHASE AGREEMENT
          BETWEEN PACIFIC ENVIRONMENTAL SAMPLING, INC., CRAIG GROSSMAN
                                       AND
                        GLAS-AIRE INDUSTRIES GROUP, LTD.

Shares issued to:

Henry Schlueter, 400,000 shares of GLAR Common Stock on April 24, 2006 for the settlement of legal fees.

Linda Kwan, 1,220,000 shares of GLAR Common Stock on April 24, 2006 as a management fee.

Craig Grossman, 1,220,000 shares of GLAR Common Stock on April 24, 2006 as a management fee.

Craig Grossman, 44,800 shares of GLAR Common Stock on April 24, 2006 as a reimbursement of legal fees paid for GLAR.

Linda Kwan, 191,972 shares of GLAR Common Stock on April 24, 2006 as a reimbursement of legal fees paid for GLAR.

Mark Richardson, 93,750 shares of GLAR Common Stock on April 24, 2006 as fees related to this transaction, per Agreement.

                     SCHEDULE 5.6 TO PLAN OF REORGANIZATION
                                       AND
                            STOCK PURCHASE AGREEMENT
          BETWEEN PACIFIC ENVIRONMENTAL SAMPLING, INC., CRAIG GROSSMAN
                                       AND
                        GLAS-AIRE INDUSTRIES GROUP, LTD.

Warrants and Options

1. Stock Options

         During the year ended January 31, 1997, the Company's Board of Directors approved an Incentive Stock Option Plan and a Non-Qualified Stock Option Plan. Each plan provides for granting options to purchase not more than 160,000 shares of the Company's common stock. The Incentive Stock Option Plan is to be available to management and employees of the Company. The Non-Qualified Stock Option Plan is to be available to certain key employees, independent contractors, technical advisors and directors of the Company. Vesting for both plans will be determined at the date of grant. Upon granting, the options will have a five year life.

At December 31, 2003 and 2002 no options had been granted under either plan.

         DIRECTOR COMPENSATION

         In previous periods the Company had granted options to directors in accordance with the director's compensation program approved by the stockholders. A summary of the status of the Company's stock options outstanding as of December 31, 2003 is as follows:

                                                          NUMBER OF    EXERCISE
                                                           OPTIONS       PRICE
                                                          --------  ------------
Granted - November 4, 1999; Expiring - November 3, 2004    60,000   $     4.50
Granted - November 4, 2000; Expiring - November 3, 2005    60,000   $     2.75
Granted - November 4, 2001; Expiring - November 3, 2006    60,000   $     1.00
          (Post Split 16,000 Shares @ $3.75)
Granted - April 1, 2003; Expiring - March 31, 2008         50,000   $      .75
          (Post Split 13,333 Shares @ $2.81)
                                                          --------  ------------
                                                          230,000

         On April 1, 2003 the Company granted 50,000 common stock options at the exercise price of $0.75 to the directors in accordance with the director's compensation program approved by the stockholders. The options vested on April 1, 2003 and are exercisable to March 31, 2008.

(NOTE: Warrants for 85,000 to be received by Craig Grossman on the 2nd anniversary date of his employment contract where never issued and are not required to be issued. The employment contract cancelled prior to its 2nd anniversary date on September 3, 2003)

                     SCHEDULE 5.7D TO PLAN OF REORGANIZATION
                                       AND
                            STOCK PURCHASE AGREEMENT
          BETWEEN PACIFIC ENVIRONMENTAL SAMPLING, INC., CRAIG GROSSMAN
                                       AND
                        GLAS-AIRE INDUSTRIES GROUP, LTD.


With the exception of the actions of taken by David Stocker, Esq.

                     SCHEDULE 5.8 TO PLAN OF REORGANIZATION
                                       AND
                            STOCK PURCHASE AGREEMENT
          BETWEEN PACIFIC ENVIRONMENTAL SAMPLING, INC., CRAIG GROSSMAN
                                       AND
                        GLAS-AIRE INDUSTRIES GROUP, LTD.

Dragon Capital, LLC and Doug Moreland.